UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

IMUNON, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IMNN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Delisting Notice

As previously disclosed, on November 26, 2024, Imunon, Inc. (“the Company”) received a letter from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock, for the previous 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Original Notice”). As the Company did not regain compliance with the Minimum Bid Price Requirement by May 27, 2025, and it was determined that the Company is not eligible for another 180 calendar-day extension because it did not meet the minimum stockholders’ equity initial listing requirements of $5,000,000 for The Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5505(b), the Company received a delisting determination letter on May 28, 2025 (the “Delisting Determination Letter”).

As previously reported, the Company received a deficiency letter on May 19, 2025 from the Staff notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement (the “Minimum Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1). Pursuant to Nasdaq Listing Rule 5810(d)(2), the failure to comply with the Minimum Stockholders’ Equity Requirement has individually become an additional and separate basis for delisting.

The Delisting Determination Letter stated that unless the Company requested a hearing before a Nasdaq Hearing Panel (“Panel”) to appeal Nasdaq’s delisting determination by June 4, 2025, trading of the common stock will be suspended at the opening of business on June 6, 2025, and the Company’s common stock will be delisted from Nasdaq. The Company timely requested a hearing before the Panel, which request stayed any further suspension or delisting action by Nasdaq, pending the ultimate conclusion of the hearing process.

On July 11, 2025, the Panel notified the Company that it has granted Company’s request for an exception (the “Exception”) tailored to the time needed for the Company to regain compliance with the Minimum Bid Price Requirement and the Minimum Stockholders’ Equity Requirement.

Pursuant to the Exception, the Company is required to provide the Panel with prompt notification of any significant events that occur, including any event that may call into question the Company’s ability to satisfy the terms of the Exception.

There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other applicable Nasdaq listing rules or that the Company will be able to successfully implement a reverse stock split if it decides to pursue one.

If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict, including statements regarding the Company’s ability to regain compliance with Nasdaq’s continued listing requirement. Words such as “will,” “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements, including, without limitation, risks related to the Company’s ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of The Nasdaq Capital Market, the potential delisting of the Company’s common stock from The Nasdaq Capital Market due to the Company’s failure to comply with the applicable rules, the timing of the hearing and the Panel’s decision, which hearing may be scheduled, and such decision may be issued, more quickly than expected, the outcome of the hearing and the Panel’s decision, and the other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2025 Annual Meeting of Stockholders held on July 11, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the IMUNON, Inc. 2018 Stock Incentive Plan (the “Plan”), which amendment was approved by the Company’s board of directors on March 14, 2025. The amendment increased the aggregate number of shares of common stock that may be delivered pursuant to all awards granted under the Plan by an additional 2,000,000 shares so that the new aggregate share limit for the Plan is 3,970,000 shares.

A copy of the IMUNON, Inc. 2018 Stock Incentive Plan, as amended as of July 11, 2025, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Exhibit No.	Description

10.1	IMUNON, Inc. 2018 Stock Incentive Plan, as amended as of July 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMUNON, INC.

Dated: July 14, 2025	By:	/s/ Susan Eylward
Susan Eylward
General Counsel and Corporate Secretary